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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    August 18, 2004

                             HAEMONETICS CORPORATION
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             (Exact name of registrant as specified in its charter)

       Massachusetts                      1-10730               04-2882273
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(State or other jurisdiction         (Commission File          (IRS Employer
     of incorporation)                    Number)           Identification No.)

400 Wood Road Braintree, MA                                        02184
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code    (781) 848-7100

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          (Former name or former address if changed since last report)

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Item.   5   OTHER EVENTS AND REGULATION FD DISCLOSURE

            On August 18, 2004, Haemonetics Corporation (the "Company") announced that its Board of Directors has elected Susan Bartlett Foote and Pedro Granadillo to fill open director seats. The appointments are effective immediately.

            Ms. Foote and Mr. Granadillo will serve on the Compensation and Management Development Committee of the Board. Mr. Granadillo will also serve on the Nominating and Governance Committee.

Item.   7   FINANCIAL STATEMENTS AND EXHIBITS

            (c)   Exhibits

                  99.1: Press Release of Haemonetics Corporation dated August
                        18, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               (Registrant)

            Date:  August 18, 2004     By: /s/ Ronald J. Ryan
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                                           Ronald J. Ryan, Vice President and
                                           Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.       Subject Matter
99.1              Press Release of Haemonetics Corporation dated August 18,
                  2004.


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